For Immediate Release
For more information, contact:
James J. Burke
Standard Motor Products, Inc.
(718) 392-0200

Jennifer Tio
Maximum Marketing Services, Inc.
(312) 226-4111 x2449
Jennifer.tio@maxmarketing.com

Standard Motor Products, Inc. Announces
Fourth Quarter 2009 Results

New York, NY, March 5, 2010......Standard Motor Products, Inc. (NYSE: SMP), an automotive replacement parts manufacturer and distributor, reports today its consolidated financial results for the three months and for the year ended December 31, 2009.

Consolidated net sales for the fourth quarter of 2009 were $160.1 million, compared to consolidated net sales of $148.9 million during the comparable quarter in 2008.  Losses from continuing operations for the fourth quarter of 2009 were $5.2 million or 25 cents per diluted share, compared to losses of $34.1 million or $1.84 per diluted share in the fourth quarter of 2008.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the fourth quarter of 2009 were $398 thousand or 2 cents per diluted share, compared to losses in the comparable quarter in 2008 of $5.5 million or 29 cents per diluted share.

37-18 Northern Blvd., Long Island City, NY  11101
(718) 392-0200
www.smpcorp.com

Consolidated net sales for 2009 were $735.4 million, compared to consolidated net sales of $775.2 million during the comparable period in 2008.  Earnings from continuing operations for 2009 were $5.9 million or 31 cents per diluted share, compared to losses of $21.1 million or $1.14 per diluted share in the comparable period of 2008.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for 2009 were $13.5 million or 70 cents per diluted share compared to losses for 2008 of $2 million or 11 cents per diluted share.

Mr. Lawrence I. Sills, Standard Motor Products’ Chairman and Chief Executive Officer, commented, “We are pleased with our results, both for the fourth quarter and the full year 2009.  For the second quarter in a row, sales were ahead of the comparable quarter in 2008.

“Fourth quarter 2009 sales were aided by new wire business to NAPA and new customers in Temperature Control. In addition, the aftermarket, which accounts for roughly 90% of our total sales, remains quite healthy. And while it is still early in the year, these trends appear to be continuing into 2010, as our volume through February is running ahead of 2009.

“Gross margins continue to improve, as a result of increased volume and savings from our low cost Mexican operations. SG&A expenses remain under control, as a result of substantial cost cutting and the reduction of nearly 10% of our salaried work force.

“Perhaps our biggest achievement in 2009 was in the area of cash flow. Over the 12 month period, we reduced our total debt by $117.8 million from $194.2 million to $76.4 million. This included the retirement of our July 2009 convertible debt obligations. Our debt to adjusted EBITDA ratio, excluding special items, went from 6.2 times to a very healthy 1.7 times. This improvement was aided by a successful equity offering in October, in which we received net proceeds of $27.5 million. All this took a tremendous effort throughout the company, and we are extremely proud of our people for what they have been able to accomplish.

“In addition, based on our 2009 performance and our outlook for 2010, we reinstated our quarterly dividend that was suspended at the end of 2008. On March 1st we paid a dividend of 5 cents per share to stockholders of record on February 15th.”

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Friday, March 5, 2010.  The dial in number is 800-895-1085 (domestic) or 785-424-1055 (international). The playback number is 800-839-5131 (domestic) or 402-220-1506 (international). The conference ID # is STANDARD.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

###

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
NET SALES	$160,127	$148,876	$735,424	$775,241

COST OF SALES	120,005	113,345	558,200	591,085

GROSS PROFIT	40,122	35,531	177,224	184,156

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	37,035	38,696	146,642	166,199
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT	-	39,387	-	39,387
RESTRUCTURING AND INTEGRATION EXPENSES	1,709	10,741	7,386	16,858

OPERATING INCOME (LOSS)	1,378	(53,293)	23,196	(38,288)

OTHER INCOME (EXPENSE), NET	(6,291)	1,005	(1,981)	22,670

INTEREST EXPENSE	1,990	2,580	9,215	13,585

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(6,903)	(54,868)	12,000	(29,203)

INCOME TAX EXPENSE (BENEFIT)	(1,660)	(20,798)	6,094	(8,105)

EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(5,243)	(34,070)	5,906	(21,098)

EARNINGS (LOSS) FROM DISCONTINUED OPERATION, NET OF TAX	(202)	432	(2,423)	(1,796)

NET EARNINGS (LOSS)	$(5,445)	$(33,638)	$3,483	$(22,894)

NET EARNINGS (LOSS) PER COMMON SHARE:

BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$(0.25)	$(1.84)	$0.31	$(1.14)
DISCONTINUED OPERATION	(0.01)	0.03	(0.13)	(0.10)
NET EARNINGS (LOSS) PER COMMON SHARE - BASIC	$(0.26)	$(1.81)	$0.18	$(1.24)

DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$(0.25)	$(1.84)	$0.31	$(1.14)
DISCONTINUED OPERATION	(0.01)	0.03	(0.13)	(0.10)
NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED	$(0.26)	$(1.81)	$0.18	$(1.24)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,034,701	18,560,068	19,340,672	18,500,229
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	21,109,573	18,560,068	19,388,771	18,531,148

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
EARNINGS (LOSS) FROM CONTINUING OPERATIONS	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	$(6,903)	$(54,868)	$12,000	$(29,203)
INCOME TAX EXPENSE (BENEFIT)	(1,660)	(20,798)	6,094	(8,105)
EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(5,243)	(34,070)	5,906	(21,098)

RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	1,026	6,503	4,897	10,237
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	4,772	-	4,772	-
GAIN FROM SALE OF PREFERRED STOCK INVESTMENT (NET OF TAX)	-	-	(1,402)	-
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT (NET OF TAX)	-	23,632	-	23,632
LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)	-	-	-	882
GAIN FROM SALE OF BUILDING (NET OF TAX)	(157)	(160)	(629)	(13,340)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)	-	(1,366)	(24)	(2,308)
NON-GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$398	$(5,461)	$13,520	$(1,995)

DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS
GAAP DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.25)	$(1.84)	$0.31	$(1.14)
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	0.05	0.35	0.25	0.55
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	0.23	-	0.24	-
GAIN FROM SALE OF PREFERRED STOCK INVESTMENT (NET OF TAX)	-	-	(0.07)	-
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT (NET OF TAX)	-	1.28	-	1.28
LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)	-	-	-	0.05
GAIN FROM SALE OF BUILDING (NET OF TAX)	(0.01)	(0.01)	(0.03)	(0.73)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)	-	(0.07)	-	(0.12)

NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$0.02	$(0.29)	$0.70	$(0.11)

MANAGEMENT BELIEVES THAT EARNINGS (LOSS) FROM CONTINUING OPERATIONS  AND DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures (continued)

(In thousands)

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2009	2008
	(Unaudited)
DEBT TO EARNINGS (LOSS) BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION (EBITDA)

GAAP OPERATING PROFIT (LOSS)	$23,196	$(38,288)
OTHER INCOME (EXPENSE)	(1,981)	22,670
DEPRECIATION AND AMORTIZATION	14,354	14,700

EBITDA BEFORE SPECIAL ITEMS	35,569	(918)

RESTRUCTURING AND INTEGRATION EXPENSES	7,386	16,858
LOSS FROM EUROPE DIVESTITURE	6,608	-
GAIN FROM SALE OF PREFERRED STOCK INVESTMENT	(2,336)	-
GOODWILL AND INTANGIBLE ASSET IMPAIRMENT	-	39,387
LOSS FROM EXTINGUISHMENT OF DEBT	-	1,444
GAIN FROM SALE OF BUILDING	(1,048)	(21,845)
GAIN FROM DEBENTURE REPURCHASE	(40)	(3,847)
NON-GAAP EBITDA	$46,139	$31,079

TOTAL DEBT	$76,405	$194,157
DEBT TO EBITDA RATIO	1.7	6.2

MANAGEMENT BELIEVES THAT THE DEBT TO EBITDA RATIO, WHICH IS A NON-GAAP MEASURE, IS MEANINGFUL TO INVESTORS BECAUSE IT PROVIDES A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS AND LIQUIDITY.  THE DEBT TO EBITDA RATIO IS CALCULATED BEFORE SPECIAL ITEMS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	December 31,	December 31,
	2009	2008
	(Unaudited)

ASSETS

CASH	$10,618	$6,608

ACCOUNTS RECEIVABLE, GROSS	131,785	184,422
ALLOWANCE FOR DOUBTFUL ACCOUNTS	6,962	10,021
ACCOUNTS RECEIVABLE, NET	124,823	174,401

INVENTORIES	199,752	232,435
ASSETS HELD FOR SALE	1,405	1,654
OTHER CURRENT ASSETS	27,616	32,497

TOTAL CURRENT ASSETS	364,214	447,595

PROPERTY, PLANT AND EQUIPMENT, NET	61,478	66,901
GOODWILL AND OTHER INTANGIBLES	13,805	16,285
OTHER ASSETS	44,962	44,246

TOTAL ASSETS	$484,459	$575,027

LIABILITIES AND STOCKHOLDERS' EQUITY

NOTES PAYABLE	$58,430	$148,931
CURRENT PORTION OF LONG TERM DEBT	67	44,953
ACCOUNTS PAYABLE TRADE	54,381	68,312
ACCRUED CUSTOMER RETURNS	20,442	19,664
OTHER CURRENT LIABILITIES	71,303	61,136

TOTAL CURRENT LIABILITIES	204,623	342,996

LONG-TERM DEBT	17,908	273
ACCRUED ASBESTOS LIABILITY	24,874	23,758
OTHER LIABILITIES	43,176	44,455

TOTAL LIABILITIES	290,581	411,482

TOTAL STOCKHOLDERS' EQUITY	193,878	163,545

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$484,459	$575,027

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)

	THREE MONTHS ENDED				YEAR ENDED
	DECEMBER 31,				DECEMBER 31,
	2009		2008		2009		2008
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Revenues
Engine Management	$121,039		$110,811		$501,589		$528,157
Temperature Control	31,303		29,412		196,729		194,171
Europe	6,629		8,862		29,984		44,205
All Other	1,156		(209)		7,122		8,708
	$160,127		$148,876		$735,424		$775,241

Gross Margin
Engine Management	$29,226	24.1%	$24,106	21.8%	$123,737	24.7%	$122,876	23.3%
Temperature Control	7,912	25.3%	6,908	23.5%	38,677	19.7%	37,406	19.3%
Europe	736	11.1%	1,853	20.9%	6,097	20.3%	10,796	24.4%
All Other	2,248		2,664		8,713		13,078
	$40,122	25.1%	$35,531	23.9%	$177,224	24.1%	$184,156	23.8%

Selling, General & Administrative
Engine Management	$23,597	19.5%	$23,776	21.5%	$89,914	17.9%	$97,056	18.4%
Temperature Control	6,977	22.3%	7,227	24.6%	31,014	15.8%	33,693	17.4%
Europe	1,340	20.2%	1,955	22.1%	6,816	22.7%	9,980	22.6%
All Other	5,121		5,738		18,898		25,470
	37,035	23.1%	38,696	26.0%	146,642	19.9%	166,199	21.4%
Asset Impairments	-		39,387		-		39,387
Restructuring & Integration	1,709	1.1%	10,741	7.1%	7,386	1.0%	16,858	2.2%
	$38,744	24.2%	$88,824	59.6%	$154,028	20.9%	$222,444	28.7%

Operating Profit (Loss)
Engine Management	$5,629	4.7%	$329	0.3%	$33,823	6.7%	$25,820	4.9%
Temperature Control	935	3.0%	(319)	-1.1%	7,662	3.9%	3,713	1.9%
Europe	(605)	-9.1%	(102)	-1.2%	(719)	-2.4%	816	1.8%
All Other	(2,872)		(3,073)		(10,184)		(12,392)
	3,087	1.9%	(3,165)	-2.1%	30,582	4.2%	17,957	2.3%
Asset Impairments	-		39,387		-		39,387
Restructuring & Integration	1,709	1.0%	10,741	7.3%	7,386	1.0%	16,858	2.2%
	$1,378	0.9%	$(53,293)	-35.8%	$23,196	3.2%	$(38,288)	-4.9%